  Number                                                            Shares
__________                                                        __________

                                                        CUSIP 90206R 10 3_

                                2-INFINITY, INC.
  INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO   See reverse for
                                                            certain definitions


THIS CERTIFIES THAT __________________________

IS THE OWNER OF ____________________


    FULLY PAID AND NON-ASSESSABLE SHARES, AT NO PAR VALUE, OF COMMON STOCK OF

                                2-INFINITY.COM, INC.

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated



    PRESIDENT                     SEAL                         SECRETARY

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

             TEN COM - as tenants in common  UNIF GIFT MIN ACT - ___Custodian___
                           TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act_____
                                                               in common (State)

     Additional abbreviations may also be used though not in the above list.

  For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE



                                                                         shares
of Series A Convertible Preferred Stock represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________ attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________






NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.